Exhibit 99.1

Calumet Announces Early Results for its Exchange Offer for any and all of the Outstanding 11.00% Senior Notes due 2025

INDIANAPOLIS, November 6, 2024 /PRNewswire/ — Calumet, Inc. (NASDAQ: CLMT) (the “Company” or “Calumet”) and its wholly owned subsidiaries, Calumet Specialty Products Partners, L.P. (the “Partnership”) and Calumet Finance Corp. (“Finance Corp.” and, together with the Partnership, the “Issuers”), today announced the early results of the previously announced private exchange offer (the “Exchange Offer”) to each Eligible Holder (as defined below) of their 11.00% Senior Notes due 2025 (the “Old Notes”) to exchange any and all of the Old Notes for newly issued 11.00% Senior Notes due 2026 (the “New Notes”), upon the terms and subject to the conditions set forth in the confidential offering memorandum, dated October 23, 2024 (the “Offering Memorandum”).

As of 5:00 p.m., New York City time, on November 5, 2024 (such time and date, the “Early Tender Time”), an aggregate of $354,399,000 principal amount of the Old Notes, representing approximately 97.5% of the outstanding Old Notes, had been validly tendered and not validly withdrawn, according to information provided by the information and exchange agent for the Exchange Offer.

The following table sets forth the consideration offered to Eligible Holders of the Old Notes in the Exchange Offer:

Title of Notes	CUSIP Numbers / ISIN	Aggregate Principal Amount of Old Notes	Base Exchange Consideration(1)	Early Exchange Premium(1)	Early Exchange Consideration(1)(2)
11.00% Senior Notes due 2025	131477AT8 / U13077AJ8 US131477AT87 / USU13077AJ86	$363,541,000	$950 principal amount of New Notes	$50 principal amount of New Notes	$1,000 principal amount of New Notes

(1)	Total principal amount of New Notes for each $1,000 principal amount of Old Notes tendered and accepted for exchange.
(2)	Includes the Base Exchange Consideration and the Early Exchange Premium.

The New Notes will have an interest rate of 11.00% per annum and will mature on April 15, 2026. The New Notes and the related guarantees will be general unsecured senior obligations, will rank equally in right of payment with all of the Issuers’ existing and future senior indebtedness, including the Old Notes, will be effectively subordinated to all of the Issuers’ and the guarantors’ existing and future secured debt to the extent of the value of the collateral and will be structurally subordinated to the indebtedness and other liabilities of the Company’s non-guarantor subsidiaries. Prior to May 15, 2025, the New Notes will be redeemable at a redemption price of 101.000% of par. On or after May 15, 2025, the New Notes will be redeemable at par. In addition, the indenture governing the New Notes will contain restrictive covenants and events of default that are substantially the same as the covenants applicable to the Old Notes.

Subject to the tender acceptance procedures described in the Offering Memorandum, promptly after the Expiration Time (as defined below) (such date, the “Settlement Date”), (i) Eligible Holders that tendered their Old Notes at or prior to the Early Tender Time will be eligible to receive the Early Exchange Consideration listed in the table above; and (ii) Eligible Holders tendering their Old Notes after the Early Tender Time and at or prior to 5:00 p.m., New York City time, on November 21, 2024, unless extended (such time and date as it may be extended, the “Expiration Time”), will be eligible to receive the Base Exchange Consideration listed in the table above, in each case, plus accrued and unpaid interest on the Old Notes accepted for exchange to, but not including, the Settlement Date. The Issuers currently expect the Settlement Date to be November 25, 2024.

The Exchange Offer will expire at the Expiration Time, unless extended or earlier terminated by the Issuers in their sole discretion. The Exchange Offer is subject to the satisfaction or waiver of a number of conditions, including a minimum participation condition that at least 80% of the aggregate principal amount of Old Notes outstanding be tendered for exchange in the Exchange Offer, which condition may be waived in the Issuers’ sole discretion. The Exchange Offer may be terminated, withdrawn, amended or extended at any time, including if any of the conditions are not satisfied or waived by the Expiration Time.

Tenders of Old Notes in the Exchange Offer may be validly withdrawn at any time prior to 5:00 p.m., New York City time, on November 12, 2024, but not thereafter, subject to limited exceptions, unless such time is extended by the Issuers at their sole discretion.

The Exchange Offer will only be made, and the New Notes are only being offered and issued, to holders of Old Notes who are (a) reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) non-U.S. persons outside of the United States in compliance with Regulation S under the Securities Act (any such holder, an “Eligible Holder”). Only Eligible Holders who have completed and returned an eligibility letter are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offer. Eligible Holders of the Old Notes who desire to obtain and complete an eligibility letter should contact the information and exchange agent, D.F. King & Co. Inc., at (800) 515-4479 (toll-free) or (212) 269-5550 (for banks and brokers), email calumet@dfking.com or at the website www.dfking.com/calumet.

Eligible Holders of the Old Notes are urged to carefully read the Offering Memorandum before making any decision with respect to the Exchange Offer. None of the Issuers, the dealer manager, the trustee with respect to the Old Notes and the New Notes and the information and exchange agent or any affiliate of any of them makes any recommendation as to whether Eligible Holders of the Old Notes should exchange their Old Notes for New Notes in the Exchange Offer and no one has been authorized by any of them to make such a recommendation. Eligible Holders must make their own decision as to whether to tender Old Notes in the Exchange Offer and, if so, the principal amount of Old Notes to tender. Requests for copies of the Offering Memorandum may be directed to D.F. King & Co. Inc. at (800) 515-4479 (toll free) or by email to calumet@dfking.com.

The New Notes and the Exchange Offer have not been and will not be registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act, or any state or foreign securities laws. The New Notes may not be offered or sold in the United States or for the account or benefit of any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Exchange Offer is not

being made to Eligible Holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. This press release is for informational purposes only and is not an offer to purchase or a solicitation of an offer to purchase or sell any securities, nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Calumet

Calumet, Inc. (NASDAQ: CLMT) manufactures, formulates, and markets a diversified slate of specialty branded products and renewable fuels to customers across a broad range of consumer-facing and industrial markets. Calumet is headquartered in Indianapolis, Indiana and operates twelve facilities throughout North America.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this press release may constitute “forward-looking statements.” The words “will,” “may,” “intend,” “believe,” “expect,” “outlook,” “forecast,” “anticipate,” “estimate,” “continue,” “plan,” “should,” “could,” “would,” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. The statements discussed in this press release that are not purely historical data are forward-looking statements, including, but not limited to, the statements regarding (i) the timing of the Exchange Offer and the expected participation by certain holders of the Old Notes, (ii) our expectation regarding our business outlook and cash flows, and (iii) our ability to meet our financial commitments, debt service obligations, debt instrument covenants, contingencies and anticipated capital expenditures. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. For additional information regarding known material risks, uncertainties and other factors that can affect future results, please see our filings with the SEC, including the risk factors and other cautionary statements in the latest Annual Report on Form 10-K of the Partnership and other filings with the SEC by the Company and the Partnership. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

SOURCE Calumet, Inc.

For further information: Investors: John Kompa 317-957-5237; Public Relations: Media Oakes 317-957-5319

3